As filed with the Securities and Exchange Commission on January 15, 2002

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 15, 2002

FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address, including zip code, of principal executive offices)

(704) 688-4300
(Registrant’s telephone number, including area code)

Item 5 Other Events

     On January 15, 2002, First Charter Corporation (the “Registrant”) announced financial results for First Charter Corporation for the three month and twelve month periods ended December 31, 2001. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7 Financial Statements and Exhibits

     (c)  The following exhibits are filed herewith:

Exhibit No.	Description

99.1	News release disseminated on January 15, 2002 by First Charter Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST CHARTER CORPORATION

By:	/s/ Robert O. Bratton

Robert O. Bratton Executive Vice President and Chief Financial Officer

Dated: January 15, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release disseminated on January 15, 2002 by First Charter Corporation.